comstock

Corporate Overview

Presented by Judd B. Merrill, CFO
June 17, 2026

NYSE American: LODE

Cautionary Notice Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Dec/25

Comstock Inc's Executive Team

comstock



Corrado De Gasperis
Director & Chief Executive Officer, Comstock Inc



Judd B. Merrill
Chief Financial Officer, Comstock Inc & President, Comstock Mining

Full profiles of leadership and independent directors available in the Leadership & Governance section of our website at

2026 Board of Directors

comstock

- **Walter "Del" Marting, Jr., Board Chair**
- **Kristin M. Slanina, Board Vice Chair**

- **Corrado De Gasperis, Executive Director**

- **Donald A. Colvin,** Chair, Audit Committee
- **Leo M. Drozdoff,** Chair, Environmental
- **William J. Nance,** Chair, Nominating
- **Steven Y. Pei,** Audit & Environmental
- **Robert M. Spence,** Chair, Compensation


comstock
comstock
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Left to Right -- R. Spence, S. Pei, C. De Gasperis, K. Slanina, W. Marting, W. Nance, L. Drozdoff, D. Colvin

Full profiles of leadership and independent directors available in the Leadership & Governance section of our website at

Company Dashboard

comstock

NYSE American: LODE		*(USD millions except share price)*
Outstanding Shares (6/12/2026)	$	75.9
Share Price (6/12/2026)	$	4.10
Market Capitalization (6/12/2026)	$	311.4

As of 3/31/2026 (except for cash)		
Investments	$	56.4
Total Assets	$	218.1
Debt	$	0.0
Cash (5/27/2026)	$	41.3

Corporate Offices	Investor Relations
Comstock Inc. Corporate Offices 117 American Flat Road Virginia City, NV 89440 www.comstock.inc	775 413 6222 ir@comstockinc.com

Comstock Companies
CO METALS
CO MINING
CO INVESTMENTS
bioleum
comstock

Transformational Effort Leads to Robust Capital Base

comstock

HOOD RIVER CAPITAL MANAGEMENT LLC

MAK CAPITAL

GRATIA CAPITAL

Vanguard

Alyeska Investment Group

Point72

CITADEL

GESTRUST SA

SIG SUSQUEHANNA INTERNATIONAL GROUP, LLP

COVALIS

GROUP ONE TRADING

Geode Capital Management

SIMPLEX

CAPTION PARTNERS

MARVISTA

sei

Ghisallo

millennium

TITAN PARTNERS

Flax Pond Capital

DavidsonKempner Capital Management LP

Jane Street

TERRA CAPITAL

DIAMETRIC CAPITAL

Extinguished All Debt Obligations (August 2025)

comstock

	March 31 2026		December 31 2024	
Promissory Note 1 - 12% interest, due April 15, 2026	$	-0-	$	4,290,000
Promissory Note 2 - 16% interest, due April 15, 2026		-0-		2,000,000
Promissory Note 3 - 12% interest, due April 15, 2026		-0-		2,100,000
Note Payable - 9.76% implied interest, due March 31, 2025		-0-		100,000
Total debt		-0-		8,490,000
Less: debt discounts and issuance costs		-0-		(2,407)
Total debt, net of discounts		-0-		8,487,593
Less: current maturities		-0-		(97,593)
Long-term debt, net of discounts and issuance costs	$	-0-	$	8,390,000

All promissory notes are **fully and completely extinguished** with no overhang and $1.75 million in returned cash proceeds to the company

Comstock Investments

comstock INVESTMENTS

Investments

Investment Type (*in millions*)		Cost Basis	Est. FMV
Mineral Properties & Rights	comstock MINING	$11.15	$45 (1)
Assets Held & Planned for Sale	comstock REAL ESTATE	$7.05	$80
Sierra Springs Opportunity Fund, Inc.	SIERRA SPRINGS	$48.85	$225 (2)
Green Li-Ion	green Li-ion	$1.20	$18
Bioleum Corporation	bioleum	$65.00	$292 (3)
Net Operating Loss Carryforwards (NOLs)	comstock	$0.00	$65 (4)
Total		**$133.25**	**$725.00**

(1) Management estimate based on current negotiations
(2) Management estimate based on Comstock est. ownership of approx. 50% of SSOF assets at 6/17/26
(3) Management estimate based on fully diluted ownership of 73% x $400 million valuation
(4) Management estimate represents the potential future cash tax savings of existing NOLs

Comstock Inc. 2026 Corporate Objectives

comstock

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

In Progress

- Monetize our non-core, legacy mining assets.
- Monetize our non-core, legacy real estate in Silver Springs, NV.
- Secure sufficient power source to enable hyper-scale data center monetization in Silver Springs, NV.
- Restructure, align, power, and expand the ownership in Sierra Springs Opportunity Fund Inc & monetize.
- Integrate, realign, professionalize and advance Bioleum's Farm-to-Fuel solution with strong leadership.

Support the exponential growth of Comstock Metals, establishing the global standard in solar recycling


comstock
METALS
Solar Panel Recycling
R2
v3
CERTIFIED

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Comstock Metals 2025 Objectives

Completed

- Receive final permits for our FOAK industry-scale facility in Silver Springs, NV. ☑
- Secure Master Service Agreements (MSA) with national and regional customers . ☑
- Complete site selection for two additional solar panel recycling locations. ☑
- Advance R&D efforts to refine and recover higher-purity materials from offtake. ☑
- Expand the system globally with international strategic and capital partners. ☑
- Increase billable revenues by eight times, to over $3.5 million. ☑

Only Comstock is Industrial Scale, Certified, & Closed Loop.

The global solar panel recycling landscape — every named third-party operator, plotted by industrial capacity and certification / output purity. Comstock Metals is the only industrial scale, certified and closed loop operator globally.

MAP CONSTRUCTION. Operators plotted from the IEA PVPS Task 12 third-update dataset (Report T12-32:2026, April 2026), Comstock Inc. (NYSE: LODE) public disclosures, Korea Zinc disclosures, and trade-press records. **First Solar is excluded** — *it operates a proprietary, vertically integrated CdTe captive recycling process for its own modules and does not compete in the third-party solar PV recycling market.* **Vertical axis:** annual processing capacity. **Horizontal axis:** output certification & downstream pathway.


FULL INDUSTRIAL SCALE
(100,000+ tons / year)
Korea Zinc · Onsan
2030 target: 120K t/yr
KMOE order Dec 2024
THE PROBLEM
PedalPoint → Igneo / evTerra
~81K t/yr · KZ subsidiary
Solarpanelrecycling.com
63K t/yr · downgraded outputs (IEA)
Reiling
50K t/yr · Germany
SolarCycle
20K t/yr · TCEQ NOV Apr 2026
Com2 Recycling
Illinois · ships to KZ Onsan
THE LEADER
COMSTOCK METALS
Silver Springs, NV · NYSE: LODE
100,000 t/yr · ~3M panels / year
R2v3 + RIOS + Appendix G
First in North America (2025)
comstock METALS
SHREDDING & SMELTING
hazardous
downgraded
CLOSED LOOP
zero landfill
R2v3 + RIOS
THE TOP-RIGHT QUADRANT
HAS ONE OPERATOR.
Industrial scale × certified closed loop = Comstock Metals.
Per IEA PVPS Task 12 dataset, April 2026.
OnePlanet Solar Recycling
Florida · R2v3 cert · pre-operational
EU Pilot Operators
PHOTORAMA · 9-Tech · ROSI ·
LuxChemtech · Flaxres · Tialpi
33 — 3,000 t/yr · high purity
(category effectively empty)
PRE-SCALE
PILOT / DEMO SCALE
(33 — 3,000 tons / year)
Industrial scale · certified closed-loop
Industrial scale · shredding for export
Smelting endpoint · regulatory action
Pilot / demo · high-purity recovery

DATA SOURCES. IEA PVPS Task 12, third-update Life Cycle Inventory report (IEA-PVPS T12-32:2026, April 2026) for global operator capacity and process data, including IEA's own characterization of the dominant U.S. mechanical-recycling outputs as "downgraded." Comstock Inc. (NYSE: LODE) public disclosures (press releases of January 9, 12, and March 3, 2026) for Comstock Metals capacity, certification, and commissioning timeline. Korea Zinc public disclosures and MBKP–Young Poong proxy materials (January 2026) for Korea Zinc 2030 target. TCEQ Web Access to Complaint Information (Complaint 408069 / NOV April 30, 2026 against SolarCycle Odessa). Korean Ministry of Environment administrative order (Nakdong River Basin Environmental Office, December 2024). Resource Recycling (May 2025) for Com2 Recycling downstream pathway. SERI for R2v3 certification status.

S3 — SUSTAINABLE SOURCE STUDIOS
Shanghai · Los Angeles · Amsterdam
info@s3source.com · www.s3source.com

DISCLOSURE: S3 has worked with operators across the circular industrial economy, including parties referenced in this analysis. Research support by industry sponsors. Findings reflect S3's independent assessment of publicly available evidence.

U.S. & Global Solar Panel Recycling - Capability Comparison

R2 v3 CERTIFIED
comstock METALS

Capability Attribute Verified via IEA PVPS T12 · TCEQ · SERI · operator disclosures	Comstock Metals Silver Springs, NV (US)	SolarCycle Odessa, TX (US)	SPR NC / TX / GA (US)	We Recycle Solar Yuma, AZ (US)	First Solar OH (US) + 5 intl.	evTerra / Igneo 4 US sites	OnePlanet Solar Green Cove Spr., FL	ROSI Grenoble (France)
SCALE & OPERATING STATUS								
Currently operating in U.S. Industrial-scale operations underway, May 2026	✓	✓	✓	✓	✓	✓	✗	✗
Industrial-scale capacity ≥50,000 t/yr c-Si Single facility continuous production line	✓ ~100K t/yr	✗ 20K t/yr	✓ 63K t/yr	✗ ~31K t/yr	✓ 112K t/yr CdTe	◐ ~90K t/yr e-scrap	✗ pre-op	✗ 3K t/yr
Multi-customer c-Si recycler Open to all c-Si manufacturers	✓	✓	✓	✓	✗ captive CdTe only	✓	✓	✓
CERTIFICATION (R2V3 APPENDIX G MANDATORY JAN 2027)								
R2v3 + Appendix G certified Solar-specific responsible recycling annex	✓ First in NA, 5/2025	✗	✗	✗	✗	✗	✓ Oct 2025	✗ N/A — EU
RIOS certified ISO 9001 + 14001 + 45001 integrated	✓	◐ partial scope	✗	✗	✗	✗	✗	✗ N/A
Zero-landfill / closed-loop verified By third-party certification	✓	✗	✗	✗	✓ captive CdTe	✗	✓ certified, pre-op	✓ demo scale
MATERIAL DISPOSITION & DOMESTIC SUPPLY CHAIN								
Final value extraction occurs onshore (U.S.) No offshore refining step	✓	✗ Korea Zinc / Onsan	◐ not specified	◐ not specified	✓ own facilities	✗ Korea Zinc / Onsan	✓ planned	✗ France
Independent of Korea Zinc / Onsan endpoint No corporate or contractual link	✓	✗ published partner	◐ not disclosed	◐ not disclosed	✓	✗	✓	✓
High-purity outputs per IEA Task 12 Not 'downgraded' in IEA characterization	◐ not yet IEA dataset	✗ IEA 'downgraded'	✗ IEA 'downgraded'	✗ not IEA dataset	✓ proprietary	✗ not in solar dataset	✗ pre-op	✓ EU high-purity
Recovers & retains U.S. critical minerals Ag, Cu, Si, Al kept in U.S. supply chain	✓	✗ exits to Korea	✗ exits/uncertain	◐ uncertain	✓ CdTe internal	✗ exits to Korea	✗	✗ not U.S.
Full chain-of-custody to final disposition Documented through refining endpoint	✓ R2v3 + RIOS	✗ breaks at U.S. port	◐ partial	◐ partial	✓	✗ breaks at U.S. port	✓ certified	✓
REGULATORY & ENVIRONMENTAL RECORD								
Clean state/federal regulatory record No active NOV / enforcement, May 2026	✓	✗ TCEQ NOV 4/2026	✓	✓	✓	◐	✗	✓
No documented downstream contamination At any refining endpoint in chain	✓	✗ peer-reviewed	◐ unclear endpoint	◐ unclear endpoint	✓	✗	✗	✓
Aligned with U.S. critical minerals policy Federal supply-chain priorities	✓	✗	◐	◐	✓	✗	✗	✗ N/A — EU

LEGEND

- ✓ Confirmed / meets attribute
- ✗ Does not meet attribute
- ◐ Partial / unclear / unverified

Compiled May 2026 by: S3 - SUSTAINABLE SOURCE www.s3source.com

Comstock Metals 2026 Objectives

comstock METALS

R2 CERTIFIED

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

In Progress

- Receive, deploy, assemble and commission **<u>and showcase</u>** our first industry-scale facility in Silver Springs, NV.
- Operate our first industry-scale facility in Silver Springs profitably.
- Secure additional Master Service Agreements (MSA) with **<u>strategic</u>**, national and regional customers.
- **<u>Advance development efforts with strategic partners, to recover higher-purity materials from recycled streams.</u>**
- Select and secure additional sites, expand storage capabilities and secure permits for these additional sites.
- Complete site selection for at least three additional solar panel recycling locations and commence permitting.
- **<u>Upgraded downstream production lines for enhanced recoveries, including high specification glass and silver.</u>**
- Submit permits for our second industry-scale facility in southern, NV.
- Procure our second industry-scale recycling equipment and processing facility and commence commissioning.

Compensation is fully aligned with the completion of the strategic objectives.

Decommissioning to Offtake

comstock METALS

R2 CERTIFIED

LOGISTICS	RECYCLING SIZE REDUCTION, TREATMENT, SEPARATION	OFFTAKE

DECOMMISSIONING



END-OF-LIFE PANELS & TRANSPORT



CONVEYANCE SYSTEM

SHREDDING

Panel Size Reduction (1" flakes)

THE COMSTOCK PROCESS

Treatment Of Panels

SHREDDING

Treated Material Size Reduction

SEPARATION

3 Offtake Streams

CURRENT RECOVERED MATERIALS






<1,000 μm
&
>1,000 μm

- Eliminates Contaminants
- Lowest Variable and Operating Costs
- High Speed Processing
- Scalability

- Environmental Peace of Mind
- Competitive Offering
- Capacity Ready
- Clean Salable Materials

Comstock Metals Capital Expenditures

	Capital Expenditures	(in $US millions)
	Recycling Production Facility (Serial #001)	$11.01
	Power Generating Systems	$1.10
	Building Leasehold Improvements	$2.09 (1)
	Storage Facilities (NV/OH/CA)	$1.10 (2)
	Total Capital Expenditures	***$15.30***
	***Offtake Product Upgrades***	***$1.58*** (3)
	***Metals Recovery Pilot System***	***$10.00*** (4)

(1) *To be reimbursed by the landlord*
(2) *Over $800K related to 800 Lake Avenue, Silver Springs, NV*
(3) *Represents new Bddy value enhancing product system*
(4) *Represents primarily research and development and deployment of a one-ton-per-day metals recovery system*

Recycled Materials

Aluminum Flakes
$125/ton



- 1" in length, 99.999% pure aluminum, no dust, plastic-free
- Used to make ingots and alloys

Glass Pearls
$20/ton



- ¼" in diameter, no fluorescence, dust free, plastic-free
- Used to make tiles, vases, windows

Metal Tailings
$125/ton*



- Particle size < 1,000 microns, contains silver, silicon, copper, lead, and iron oxide, alongside all other metallurgical components used in the manufacturing process
- Used for metal extraction and industrial additives

*based on $40/oz spot price

Upgrading Glass Products for Multiple Segments

Glass Pearls
$20++/ton



- ¼" in diameter, no fluorescence, dust free, plastic-free
- Used to make fiber optics, cements, tiles, vases, windows




R2 v3
CERTIFIED
comstock
METALS




R2
v3
CERTIFIED
comstock
METALS



R2 CERTIFIED comstock METALS






Deliveries
comstock
METALS

High Growth U.S. Market Opportunity

CORPORATE
METALS
INVESTMENTS
MINING
FUELS



Back to report
SUM OF NAMEPLATE CAPACITY (MW)
BY COUNTY AND STATE
State AK AL AR AZ CA CO CT DC DE FL GA HI IA ID IL IN KS KY LA MA MD ME MI MN MO MS MT NC NE NH NJ NM NV
UNITED STATES
MEXICO

* Substantial majority of end-of-life solar panels generating from southwest region of the U.S. (CA, NV, AZ)

Source: Comstock Management Compilation

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Expanded Deployments Across Most of the USA

R2 CERTIFIED comstock METALS



Seattle
Portland
Boise
Salt Lake City
Sacramento
San Jose
Las Vegas
Los Angeles
Tucson
Denver
Albuquerque
Ciudad Juárez
Lincoln
Kansas City
Wichita
Tulsa
Austin
Houston
Monterrey
Torreón
Milwaukee
Chicago
Detroit
Cleveland
Toronto
Hamilton
Ottawa
Montreal
Quebec
Atlanta
New Orleans
Orlando
Miami
Nassau

Bubble size = Recycle Readiness Index (MW x K(Age))

Under Development



state=WA
MW=169
Metric=169
Sites=1
Seattle
Portland
Boise
Salt Lake City
Sacramento
San Jose
Fresno
Los Angeles
Tijuana
Phoenix
Albuquerque
Denver
Lincoln
Kansas City
Wichita
Saint Louis
Tulsa
Ciudad Juárez
Chicago
Milwaukee
Detroit
Cleveland
Toronto
Hamilton
Ottawa
Montreal
Quebec
Boston
New York
Philadelphia
Washington
Charlotte
Atlanta
New Orleans
Jacksonville
Orlando
Monterrey
Torreón
Saint Paul

Bubble size = MW Pipeline Capacity

Comstock Metals LLC

Industry Scale Pro Forma Financials *(Pro forma – One 100,000 tons per year Facility*)*	$ per Ton	$ in 000's ***
Revenue *(tipping fee)*	$ 500	$ 45,000
Mineral & Metal Recoveries**	$ 500	$ 45,000
Costs *(all in)*	$ 150	$ 15,000
Cash Profit***	$ 750	$ 75,000

* Requires capital expenditures of approximately $13 million.
** Assumes approx. $60 per ounce of silver and 92% recovery.
*** Assumes facility is operating at 90% utilization

End-of-Life Solar Recycling Market *(Estimate in tons, 33M panels ≈ 1M tons)*	USA	Global
2025	100,000*	750,000
2030	1,000,000*	8,000,000
2050	8,000,000	80,000,000

*Substantial majority generated from southwest region of the U.S. (CA,AZ,NV)


Nevada
Reno
California
Hanford
Las Vegas
Arizona
comstock
METALS

Refining Delivers Maximum Value


OFFTAKE
VALUE
CRITICAL METAL RECOVERY FROM TAILINGS**
MAX $$$ VALUE
<1,000 µm & >1,000 µm
$$$
Extraction
Separation
Recovery
Recovery Cells
Al
Cu
Pb
Ga
47
107,9
Ag
Silver
Te
Cd
Si/SiO2 Residue
14
28,08
Si
Silicon
Glass
Pozzolan
Cement Additive
Chemical Processes
Ir
Sb
Metal Tailings
~$125/ton*
*based on $40/oz silver spot price

**Not All Metals Present in All Panels

Electrification Drives Silver Demand

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Photovoltaics Leading Demand Growth

- Demand for silver reached near-record levels in 2025 and continues growing
- Driven by its industrial applications, particularly in photovoltaics and electronics
- Conventional mine supply constraints persist
- Increasing demand and supply constraints likely to keep prices elevated

Silver industrial demand is forecast to increase 46% from 2023 to 2033.



Demand for Silver
in Millions of Ounces
Silver demand has grown 14%, pushed higher by industrial applications and renewable tech in particular.
Total
1,219.1M oz.
485.6M oz.
Growth (2015-2024F)
232.0M oz.
173.5M oz.
51.8M oz.
212.0M oz.
211.3M oz.
58.8M oz.
26.1M oz.
Industrial total 710.9M oz.
Electrical & Electronics
Photovoltaics
Other Industrial
Brazing Alloys & Solders
Investment
Jewelry
Silverware
Photography
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024F
[redacted]

Silver Market Deficits Persist


Silver Market in Deficit for 6 Consecutive Years
Balance (Million Ounces)
75
0
-75
-150
-225
-300
15
11
53
-84
-254
-200
-138
-40
-46
2018
2019
2020
2021
2022
2023
2024
2025
2026 E
KATUSA

comstock
INVESTMENTS

Nevada recognized as Safest Area on U.S. Disaster Avoidance Map


Safest Zone
U.S. DISASTER AVOIDANCE MAP
UNITED STATES SAFETY ZONE
ICE STORMS
TORNADOES
FLOODS
EARTHQUAKES
HURRICANES
POWER OUTAGES
TSUNAMI
NUCLEAR POWER PLANTS

Data Centers in operation and expanding in northern Nevada, $BB planned & invested locally

Google
switch
tract
amazon
NVIDIA
Microsoft

Nevada is host to some of the most sophisticated and secure military and private operation centers in the world supporting secure data transactions for thousands companies.

Largest, Best Located Opportunity Zone Growth



Logistics and Distribution

1-2 day trucking service from Nevada to major markets with more than 50 carrier services.


2 Day Trucking
1 Day Trucking
NV
CO




TRIC
Tahoe Reno Industrial Center
NNIC
Northern Nevada Industrial Corridor
USA Pkwy
Silver Springs



SIERRA SPRINGS

comstock

Contact Us

Corrado De Gasperis
Chief Executive Officer
(775) 847-4755
degasperis@comstockinc.com

Judd B. Merrill
Chief Financial Officer
(775) 413-6222
jmerrill@comstockinc.com

Investor Relations
(775) 413-6222
ir@comstockinc.com